Filed Pursuant to Rule 497(e)

                               Monetta Fund, Inc Registration File No. 811-4466



                              MONETTA FUND, INC.

                     SUPPLEMENT DATED DECEMBER 22, 2004 TO

              PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

                               DATED MAY 1, 2004



Prospectus - paragraph 3, under the "Investment Adviser" section on page 6 is replaced with the following:

From the management fee, the Adviser pays for all the expenses to manage the assets of the Fund; the Fund bears direct Fund related expenses such as transfer agent, custodial, legal, audit, administrative/accounting, brokerage expenses and fees and expenses of the independent Directors.

Statement of Additional Information - last sentence of paragraph 1, under the "Investment Adviser, Sub-Adviser and Administrator" section on page 21 is replaced with the following:

Administrative/accounting fees charged by FSG may be paid by the Funds as provided for in the Advisory Agreement dated December 3, 2001.


               Please keep this supplement for future reference